
                      THE CINCINNATI GAS & ELECTRIC COMPANY
                        CONSOLIDATING STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                (dollars in thousands, except per share amounts)

                                                        The Union Light,                     The West
                                    The Cincinnati Gas     Heat and        Lawrenceburg   Harrison Gas and
                                    & Electric Company   Power Company     Gas Company    Electric Company
                                    ----------------------------------------------------------------------
OPERATING REVENUES
     Electric
        Non-affiliated companies         $ 1,727,640       $ 192,774           $    -            $ 501
        Affiliated companies                 180,492               -                -                -
     Gas
        Non-affiliated companies             403,953          78,502            8,503                -
        Affiliated companies                   4,543             346                -                -
                                    ----------------    ------------      -----------       ----------
                                           2,316,628         271,622            8,503              501

OPERATING EXPENSES
    Fuel used in electric production         299,703               -                -                -
    Gas purchased                            217,672          44,354            5,075                -
    Purchased and exchanged power                                                                    -
        Non-affiliated companies             583,065                                -
        Affiliated companies                  12,538         145,906                -              330
    Other operation                          274,885          31,153            1,509               62
    Maintenance                               84,254           5,764               79                -
    Depreciation                             150,414          12,369              436               19
    Amortization of phase-in deferrals        13,483               -                -                -
    Amortization of post-in-service
      deferred operating expenses              3,290               -                -                -
    Income taxes                             161,896           9,586              352               10
    Taxes other than income taxes            206,883           4,055              325               11
                                     ---------------    ------------      -----------       ----------
                                           2,008,083         253,187            7,776              432

OPERATING INCOME                             308,545          18,435              727               69

OTHER INCOME AND EXPENSES - NET
    Allowance for equity funds used
      during construction                          -              97                1                -
    Phase-in deferred return                   8,008               -                -                -
    Equity in earnings of subsidiaries        14,126               -                -                -
    Income taxes                              32,596           1,100                9                5
    Other - net                              (11,413)         (1,947)             (19)             (13)
                                     ---------------    ------------      -----------       ----------
                                              43,317            (750)              (9)              (8)

INCOME BEFORE INTEREST                       351,862          17,685              718               61

INTEREST
    Interest on long-term debt               106,492           3,523              119                -
    Other interest                             9,529           1,396               39                1
    Allowance for borrowed funds used
      during construction                     (3,312)           (151)              (6)               -
                                     ---------------    ------------      -----------       ----------
                                             112,709           4,768              152                1

NET INCOME                                   239,153          12,917              566               60

PREFERRED DIVIDEND REQUIREMENT                   868               -                -                -
                                    ----------------    ------------    -------------       ----------

NET INCOME APPLICABLE TO COMMON STOCK      $ 238,285      $ 12,91785           $  566            $  60


                      THE CINCINNATI GAS & ELECTRIC COMPANY
                  CONSOLIDATING STATEMENT OF INCOME (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                (dollars in thousands, except per share amounts)

                                                                                                                  Consolidated
                                            Miami         Tri-State             KO                             The Cincinnati Gas
                                         Power Corp.    Improvement Co.    Transmission Co.    Eliminations    & Electric Company
                                         -----------------------------------------------------------------------------------------
OPERATING REVENUES
     Electric
        Non-affiliated companies                $  -               $ -           $      -         $       -        $ 1,920,915
        Affiliated companies                      27                 -                  -          (145,178)            35,341
     Gas
        Non-affiliated companies                   -                 -                222               (35)           491,145
        Affiliated companies                       -                 -                736            (1,150)             4,475
                                         -----------     -------------       ------------      ------------       ------------
                                                  27                 -                958          (146,363)         2,451,876

OPERATING EXPENSES
    Fuel used in electric production               -                 -                  -               784            300,487
    Gas purchased                                  -                 -                  -              (978)           266,123
    Purchased and exchanged power
        Non-affiliated companies                   -                 -                  -                 -            583,065
        Affiliated companies                       -                 -                  -          (146,301)            12,473
    Other operation                                3                10                661               (44)           308,239
    Maintenance                                    -                 -                  -                 -             90,097
    Depreciation                                   1                 -                179                 -            163,418
    Amortization of phase-in deferrals             -                 -                  -                 -             13,483
    Amortization of post-in-service
      deferred operating expenses                  -                 -                  -                 -              3,290
    Income taxes                                   4                 -                 35               164            172,047
    Taxes other than income taxes                  5                17                  7                 -            211,303
                                         -----------     -------------       ------------      ------------      -------------
                                                  13                27                882          (146,375)         2,124,025

OPERATING INCOME                                  14               (27)                76                12            327,851

OTHER INCOME AND EXPENSES - NET
    Allowance for equity funds used
      during construction                          -                 -                  -                 -                 98
    Phase-in deferred return                       -                 -                  -                 -              8,008
    Equity in earnings of subsidiaries             -                 -                  -           (14,126)                 -
    Income taxes                                   -              (424)                 -                 -             33,286
    Other - net                                    -             1,399                  -            (2,269)           (14,262)
                                         -----------     -------------       ------------      ------------      -------------
                                                   -               975                  -           (16,395)            27,130

INCOME BEFORE INTEREST                            14               948                 76           (16,383)           354,981

INTEREST
    Interest on long-term debt                     -                 -                  -                 -            110,134
    Other interest                                 -             1,632                  -            (2,270)            10,327
    Allowance for borrowed funds used
      during construction                          -            (1,164)                 -                 -             (4,633)
                                         -----------     -------------       ------------      ------------      -------------
                                                   -               468                  -            (2,270)           115,828

NET INCOME                                        14               480                 76           (14,113)           239,153

PREFERRED DIVIDEND REQUIREMENT                     -                 -                  -                 -                868
                                         -----------     -------------       ------------      ------------      -------------

NET INCOME APPLICABLE TO COMMON STOCK          $ 14              $ 480               $ 76        $ (14,113)          $ 238,285


                      THE CINCINNATI GAS & ELECTRIC COMPANY
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1997

                             (dollars in thousands)


                                                                  The Union Light                   The West
                                               The Cincinnati Gas    Heat and     Lawrenceburg   Harrison Gas and
                                               & Electric Company  Power Company  Gas Company    Electric Company
                                               -----------------------------------------------------------------
ASSETS

UTILITY PLANT - ORIGINAL COST
  In service
    Electric                                       $ 4,495,369      $ 204,111             $ -           $ 587
    Gas                                                568,754        155,167          14,949               -
    Common                                             167,005         19,073               -               -
                                               ----------------  -------------  -------------- ---------------
                                                     5,231,128        378,351          14,949             587
  Accumulated depreciation                           1,862,629        133,213           4,374             204
                                               ----------------  -------------  -------------- ---------------
                                                     3,368,499        245,138          10,575             383

  Construction work in progress                        103,514         14,346             273               -
                                               ----------------  -------------  -------------- ---------------
         Total utility plant                         3,472,013        259,484          10,848             383

CURRENT ASSETS
  Cash and temporary cash investments                    1,555            546             121              53
  Restricted deposits                                    1,173              -               -               -
  Notes receivable from affiliated companies            39,751              -               -               -
  Accounts receivable - net                            184,618          7,308           1,514              56
  Accounts receivable from affiliated companies         53,694            446              80               -
  Materials, supplies, and fuel - at average cost
     Fuel for use in electric production                29,682              -               -               -
     Gas stored for current use                         23,758          5,401              14               -
     Other materials and supplies                       48,418            693               -               -
  Prepayments and other                                 31,432            385              10               -
                                               ----------------  -------------  -------------- ---------------
                                                       414,081         14,779           1,739             109

OTHER ASSETS
  Regulatory assets
     Amounts due from customers - income taxes         350,509              -               -               6
     Post-in-service carrying costs and
        deferred operating expenses                    134,672              -               -               -
     Phase-in deferred return and depreciation          89,689              -               -               -
     Deferred demand-side management costs              38,318              -               -               -
     Deferred merger costs                              11,344          5,213               -               -
     Unamortized costs of reacquiring debt              32,985          3,590               -               -
     Other                                                (823)         2,262               -               -
  Investments in consolidated subsidiaries             164,307              -               -               -
  Other                                                 58,774          6,262             126               2
                                               ----------------  -------------  -------------- ---------------
                                                       879,775         17,327             126               8

                                                   $ 4,765,869      $ 291,590        $ 12,713           $ 500



                      THE CINCINNATI GAS & ELECTRIC COMPANY
                     CONSOLIDATING BALANCE SHEET (CONTINUED)
                                DECEMBER 31, 1997

                             (dollars in thousands)

                                                                                                                     Consolidated
                                                      Miami         Tri-State           KO                        The Cincinnati Gas
                                                    Power Corp.  Improvement Co.  Transmission Co.  Eliminations  & Electric Company
                                                    --------------------------------------------------------------------------------
ASSETS

UTILITY PLANT - ORIGINAL COST
  In service
    Electric                                              $ 564            $ -           $     -     $       -       $ 4,700,631
    Gas                                                       -              -             8,033             -           746,903
    Common                                                    -              -                 -             -           186,078
                                                    -----------   ------------     -------------   -----------   ---------------
                                                            564              -             8,033             -         5,633,612
  Accumulated depreciation                                                   -             7,029             -         2,008,005
                                                    -----------   ------------     -------------   -----------   ---------------
                                                              8              -             1,004             -         3,625,607

  Construction work in progress                                              -                 -             -           118,133
                                                    -----------   ------------     -------------   -----------   ---------------
         Total utility plant                                                 -             1,004             -         3,743,740

CURRENT ASSETS
  Cash and temporary cash investments                         4             70                 -             -             2,349
  Restricted deposits                                         -              -                 -             -             1,173
  Notes receivable from affiliated companies                  -              -                 -       (12,558)           27,193
  Accounts receivable - net                                   -              5                48             -           193,549
  Accounts receivable from affiliated companies               2            372                13       (19,100)           35,507
  Materials, supplies, and fuel - at average cost
     Fuel for use in electric production                      -              -                 -             -            29,682
     Gas stored for current use                               -              -                 -             1            29,174
     Other materials and supplies                             -              -                 -             -            49,111
  Prepayments and other                                       -              -                 -             -            31,827
                                                    -----------  -------------     -------------   -----------   ---------------
                                                              6            447                61       (31,657)          399,565

OTHER ASSETS
  Regulatory assets
     Amounts due from customers - income taxes                -              -                 -             -           350,515
     Post-in-service carrying costs and
        deferred operating expenses                           -              -                 -             -           134,672
     Phase-in deferred return and depreciation                -              -                 -             -            89,689
     Deferred demand-side management costs                    -              -                 -             -            38,318
     Deferred merger costs                                    -              -                 -             -            16,557
     Unamortized costs of reacquiring debt                    -              -                 -             -            36,575
     Other                                                    -              -                 -             -             1,439
  Investments in consolidated subsidiaries                    -              -                 -      (164,307)                -
  Other                                                       -         37,782               421             1           103,368
                                                    -----------  -------------     -------------   -----------   ---------------
                                                              -         37,782               421      (164,306)          771,133

                                                           $ 14       $ 38,229           $ 1,486     $(195,963)      $ 4,914,438



                      THE CINCINNATI GAS & ELECTRIC COMPANY
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1997

                             (dollars in thousands)


                                                                  The Union Light,                    The West
                                                The Cincinnati      Gas Heat and    Lawrenceburg  Harrison Gas and
                                              & Electric Company   Power Company    Gas Company   Electric Company
                                              --------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES

COMMON STOCK EQUITY
  Common stock - $8.50 par value;
    authorized shares - 120,000,000;
    outstanding shares - 89,663,086             $   762,136          $       -         $      -            $   -
  Common stock of subsidiaries                            -              8,780              538               20
  Paid-in capital                                   534,649             18,683                -                -
  Retained earnings (deficit)                       313,803             95,450            6,269              327
                                              --------------      -------------     ------------   --------------
          Total common stock equity               1,610,588            122,913            6,807              347

CUMULATIVE PREFERRED STOCK
  Not subject to mandatory redemption                20,793                  -                -                -

LONG-TERM DEBT                                    1,278,561             44,671            1,200                -
                                              --------------      -------------     ------------   --------------
          Total capitalization                    2,909,942            167,584            8,007              347

CURRENT LIABILITIES
  Notes payable and other short-term
    obligations                                     289,000                  -                -                -
  Notes payable to affiliated companies                 405             23,487              909               10
  Accounts payable                                  237,470             11,097              757                -
  Accounts payable to affiliated companies            8,923             19,712              308               27
  Accrued taxes                                     141,621              6,332              321                5
  Accrued interest                                   24,105              1,286               37                2
  Other                                              25,407              4,364              172                7
                                              --------------      -------------     ------------   --------------
                                                    726,931             66,278            2,504               51

OTHER LIABILITIES
  Deferred income taxes                             763,767             26,211            1,141               72
  Unamortized investment tax credits                112,228              4,516              210               11
  Accrued pension and other postretirement
      benefit costs                                 165,965             14,044              539               14
  Amounts due to customers - income taxes                                6,566              139
  Other                                              87,036              6,391              173                5
                                              --------------      -------------     ------------   --------------
                                                  1,128,996             57,728            2,202              102

                                                $ 4,765,869          $ 291,590         $ 12,713            $ 500


                      THE CINCINNATI GAS & ELECTRIC COMPANY
                     CONSOLIDATING BALANCE SHEET (CONTINUED)
                                DECEMBER 31, 1997

                             (dollars in thousands)

                                                                                                               Consolidated
                                                Miami         Tri-State           KO                        The Cincinnati Gas
                                              Power Corp.  Improvement Co.  Transmission Co.  Eliminations  & Electric Company
                                              --------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES

COMMON STOCK EQUITY
  Common stock - $8.50 par value;
    authorized shares - 120,000,000;
    outstanding shares - 89,663,086               $   -        $      -            $     -    $        -        $   762,136
  Common stock of subsidiaries                        1              25                  -        (9,364)                 -
  Paid-in capital                                     -               -                515       (19,198)           534,649
  Retained earnings (deficit)                         3             909                (45)     (102,913)           313,803
                                              ----------     -----------     --------------   -----------     --------------
          Total common stock equity                   4             934                470      (131,475)         1,610,588

CUMULATIVE PREFERRED STOCK
  Not subject to mandatory redemption                 -               -                  -             -             20,793

LONG-TERM DEBT                                        -          32,926                  -       (32,926)         1,324,432
                                              ----------     -----------     --------------   -----------     --------------
          Total capitalization                        4          33,860                470      (164,401)         2,955,813

CURRENT LIABILITIES
  Notes payable and other short-term
    obligations                                       -               -                  -             -            289,000
  Notes payable to affiliated companies               -               -                  -       (12,558)            12,253
  Accounts payable                                    -             214                  -             -            249,538
  Accounts payable to affiliated companies            -               -                952       (19,101)            10,821
  Accrued taxes                                       6             744                100             -            149,129
  Accrued interest                                    -               -                  -             -             25,430
  Other                                               -               -                  -             -             29,950
                                              ----------     -----------     --------------   -----------     --------------
                                                      6             958              1,052       (31,659)           766,121

OTHER LIABILITIES
  Deferred income taxes                             (33)          3,401                (36)         (127)           794,396
  Unamortized investment tax credits                  -               -                  -             1            116,966
  Accrued pension and other postretirement
      benefit costs                                   4               -                  -                          180,566
  Amounts due to customers - income taxes            33                                              223              6,961
  Other                                               -              10                  -                           93,615
                                              ----------     -----------     --------------   -----------     --------------
                                                      4           3,411                (36)           97          1,192,504

                                                   $ 14        $ 38,229            $ 1,486     $(195,963)       $ 4,914,438


                      THE CINCINNATI GAS & ELECTRIC COMPANY
            CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY

                             (dollars in thousands)

                                                              The Union                      The West
                                          The Cincinnati     Light, Heat                   Harrison Gas
                                          Gas & Electric      and Power     Lawrenceburg   and Electric
                                              Company          Company       Gas Company     Company
                                      --------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1996                 $ 1,545,815       $ 120,103         $ 6,482          $ 317

Net Income                                       239,153          12,917             566             60
Dividends on preferred stock                        (871)              -               -              -
Dividends on common stock                       (170,400)         (9,951)           (226)           (30)
Other                                             (3,109)           (156)            (15)             -
                                       ------------------ ---------------  -------------- --------------

BALANCE AT DECEMBER 31, 1997                 $ 1,610,588       $ 122,913         $ 6,807          $ 347



                      THE CINCINNATI GAS & ELECTRIC COMPANY
      CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY (CONTINUED)

                             (dollars in thousands)

                                                                                                      Consolidated
                                                      Tri-State          KO                          The Cincinnati
                                          Miami      Improvement    Transmission                     Gas & Electric
                                        Power Corp.      Co.             Co.        Eliminations        Company
                                       --------------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1996                  $ (5)          $ 454          $ 544       $ (127,895)       $ 1,545,815

Net Income                                      14             480             76          (14,113)           239,153
Dividends on preferred stock                     -               -              -                                (871)
Dividends on common stock                       (5)              -           (150)          10,362           (170,400)
Other                                            -               -                             171             (3,109)
                                       ------------ --------------- -------------- ---------------- ------------------

BALANCE AT DECEMBER 31, 1997                  $  4           $ 934          $ 470       $ (131,475)       $ 1,610,588



                      THE CINCINNATI GAS & ELECTRIC COMPANY
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                 (in thousands)

                                                                The Union Light,                    The West
                                             The Cincinnati Gas    Heat and       Lawrenceburg  Harrison Gas and
                                             & Electric Company  Power Company     Gas Company  Electric Company
                                            --------------------------------------------------------------------

Operating Activities
  Net income                                      $239,153        $12,917             $566            $60
  Items providing or (using) cash:
    Depreciation                                   150,414         12,369              436             19
    Deferred income taxes and investment tax
      credits - net                                 22,496         (6,124)            (353)             3
    Allowance for equity funds used during
      construction                                       -            (97)              (1)             -
    Regulatory assets - net                         32,528            100              194              -
    Changes in current assets and current
      liabilities
        Restricted deposits                             (2)             -                -              -
        Accounts and notes receivable, net of
          reserves on receivables sold             (96,437)         4,507              249             23
        Materials, supplies, and fuel                5,900            973               (1)             -
        Accounts payable                            83,274          2,020             (246)           (49)
        Accrued taxes and interest                  (8,355)         7,920               10             (3)
    Other items - net                               (7,838)         5,343              492             16
                                             --------------   ------------    -------------   ------------
          Net cash provided by (used in)
            operating activities                   421,133         39,928            1,346             69

Financing Activities
  Issuance of long-term debt                       100,062              -                -              -
  Retirement of preferred stock                       (234)             -                -              -
  Redemption of long-term debt                    (290,612)             -                -              -
  Change in short-term debt                         74,814         (7,162)            (524)            10
  Dividends on preferred stock                        (871)             -                -              -
  Dividends on common stock                       (170,400)        (9,951)            (226)           (30)
                                             --------------   ------------    -------------   ------------
          Net cash used in investint
            activities                            (287,241)       (17,113)            (750)           (20)

Investing Activities
  Construction expenditures (less allowance
    for equity funds used during construction)    (126,445)       (23,466)            (628)            (7)
  Deferred demand-side management costs             (9,584)             -                -              -
                                             --------------   ------------    -------------   ------------
          Net cash used in
            investing activities                  (136,029)       (23,466)            (628)            (7)

Net increase (decrease) in cash and
  temporary cash investments                        (2,137)          (651)             (32)            42

Cash and temporary cash investments at
  beginning of period                                3,692          1,197              153             11
                                             --------------   ------------    -------------   ------------

Cash and temporary cash investments at
  end of period                                    $ 1,555          $ 546            $ 121           $ 53


                      THE CINCINNATI GAS & ELECTRIC COMPANY
                CONSOLIDATING STATEMENT OF CASH FLOWS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                 (in thousands)
                                                                                                                  Consolidated
                                                  Miami        Tri-State            KO                         The Cincinnati Gas
                                                Power Corp.   Improvement Co.  Transmission Co.  Eliminations  & Electric Company
                                                --------------------------------------------------------------------------------

Operating Activities
  Net income                                          $ 14          $ 480         $  76             $(14,113)        $ 239,153
  Items providing or (using) cash:
    Depreciation                                         1              -           179                     -          163,418
    Deferred income taxes and investment tax
      credits - net                                      -            347           (21)                   95           16,443
    Allowance for equity funds used during
      construction                                       -              -             -                     -              (98)
    Regulatory assets - net                              -              -             -                     -           32,822
    Changes in current assets and current
      liabilities
        Restricted deposits                              -              -             -                     -               (2)
        Accounts and notes receivable, net of
          reserves on receivables sold                  (1)         2,369           (43)              (16,496)        (105,829)
        Materials, supplies, and fuel                    -              -             -                     -            6,872
        Accounts payable                               (75)           (87)         (139)               (3,129)          81,569
        Accrued taxes and interest                       4             34            50                    68             (272)
    Other items - net                                   (1)         3,462            48                 3,107            4,629
                                               ------------   ------------      -----------      -------------   --------------
          Net cash provided by (used in)
            operating activities                       (58)         6,605           150              (30,468)          438,705

Financing Activities
  Issuance of long-term debt                             -              -             -                    -           100,062
  Retirement of preferred stock                          -              -             -                    -              (234)
  Redemption of long-term debt                           -              -             -                    -          (290,612)
  Change in short-term debt                              -              -             -               19,524            86,662
  Dividends on preferred stock                           -              -             -               -                   (871)
  Dividends on common stock                             (5)             -          (150)              10,362          (170,400)
                                               ------------   ------------   -----------        -------------    --------------
          Net cash used in investint
            activities                                  (5)             -          (150)              29,886          (275,393)

Investing Activities
  Construction expenditures (less allowance
    for equity funds used during construction)           -         (6,535)            -                  914          (156,499)
  Deferred demand-side management costs                  -              -             -                    -            (9,584)
                                               ------------   ------------   -----------        -------------    --------------
          Net cash used in
            investing activities                         -         (6,535)            -                  914          (166,083)

Net increase (decrease) in cash and
  temporary cash investments                           (63)            70             -                  332            (2,771)

Cash and temporary cash investments at
  beginning of period                                   67              -             -                    -             5,120
                                               ------------   ------------   -----------        -------------    --------------

Cash and temporary cash investments at
  end of period                                       $ 4           $ 70          $   -             $      -         $   2,349